                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDERED SHARES OF COMMON STOCK
                                       OF

                       SPORTS RESORTS INTERNATIONAL, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON OCTOBER 21, 2005, UNLESS THE OFFER IS EXTENDED.

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as deemed below) if certificates for Shares (as defined below) are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach Registrar & Transfer Company (the "Depositary") on or prior to the Expiration Date, which is 5:00 P.M., Eastern Time, on October 21, 2005, unless the period of time for which the Offer is open is extended, in which case the Expiration Date will be the latest time and date on which the Offer, as so extended, expires. This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See "The Tender" Offer -- Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase (as defined below).

                     By Mail:                                  By Hand or Overnight Courier:
          Registrar and Transfer Company                      Registrar and Transfer Company
            Attn: Reorg/Exchange Dept.                          Attn: Reorg/Exchange Dept.
                   P.O. Box 645                                      10 Commerce Drive
            Cranford, New Jersey 07016                          Cranford, New Jersey 07016

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN ONE SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN THE FACSIMILE NUMBER SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THIS NOTICE OF GUARANTEED DELIVERY TO THE DEPOSITARY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEES MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal or an Agent's Message (as defined in the Offer to Purchase) and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

     THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

     The undersigned hereby tenders to Sports Resorts International, Inc., a Michigan corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 21, 2005 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock of the Company, $.01 par value (the "Shares"), set forth below, pursuant to the guaranteed delivery procedures described under the section of the Offer to Purchase entitled "The Tender Offer -- Procedures for Accepting the Offer and Tendering Shares."

Number of Shares Tendered:
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Certificate No(s) (if available):
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[ ] Check if securities will be tendered by book-entry transfer.

Name of Tendering Institution:
                                 -----------------------------------------------
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Account No.:
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Dated: ------------------------------ , 2005

Name(s) of Record Holder(s)
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                                 (please print)

Address(es):
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                                                                      (Zip Code)

Area Code and Telephone No(s):
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Signature(s):
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                                        2

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14E-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14E-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or to deliver Shares pursuant to the procedure for book-entry transfer to the Depositary at Registrar & Transfer Company (the "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three NASDAQ Stock Market trading days after the date hereof.

Name of Firm:
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Address:
         -----------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                                      (Zip Code)

Area Code and Telephone Number:
                                 -----------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Authorized Signature)

Title:
--------------------------------------------------------------------------------

Name:
      --------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             (Please Type or Print)

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Dated: ------------------------------ , 2005

    NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES
           FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3